UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 9, 2024
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ARTIVION, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia	30144
(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code: (770) 419-3355
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AORT	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events

Artivion, Inc. (“Artivion” or the “Company”) identified and began taking measures to address a cybersecurity incident on November 21, 2024. Artivion’s response measures included taking certain systems offline, initiating an investigation, and engaging external advisors, including legal, cybersecurity, and forensics professionals to assess, contain, and remediate the incident. The incident involved the acquisition and encryption of files. The Company is working to securely restore its systems as quickly as possible and to evaluate any notification obligations.

As of the date of this filing, we believe that the incident has not had a material impact on the Company’s overall financial condition or results of operations and that the incident is not reasonably likely to have a material impact on its financial conditions or results of operations. The Company continues to provide its products and services to customers, but the incident has caused disruptions to some order and shipping processes, as well as to certain corporate operations, which have largely been mitigated. The Company has and will continue to incur expenses related to its response to this incident, and the Company believes it has adequate insurance coverage. However, the Company believes that it will incur additional costs that will not be covered by insurance. The Company remains subject to various risks due to the incident, including the impact of delays in restoration, and, as a result, cannot provide assurances that the incident will not be determined to have a material impact in the future.

Forward-Looking Statements

Statements made in this Form 8-K that look forward in time or that express management’s beliefs, expectations, or hopes are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the views of management at the time such statements are made. These statements include, but are not limited to, those regarding actions being taken and that will be taken in response to the incident, expectations regarding insurance coverage, and our assessments of the likely financial and operational impacts of the incident. Responding to and assessing these types of incidents is inherently challenging and these forward-looking statements are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations, many of which are out of our control. As a result, the financial and operational impact from the incident may be more severe than currently anticipated. Risks and uncertainties also include the risk factors detailed in our Securities and Exchange Commission filings, including our Form 10-K for the year ended December 31, 2023 and our Form 10-Q for the quarter ended September 30, 2024. Artivion does not undertake to update its forward-looking statements, whether as a result of new information, future events, or otherwise.
Item 9.01(d)    Exhibits
(d)Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Artivion, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 9, 2024

ARTIVION, INC.

By:	/s/ Lance A. Berry
Name:	Lance A. Berry
Title:	Chief Financial Officer and Executive Vice President, Finance